UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 23, 2012

DIGITAL GENERATION, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-27644	94-3140772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West John Carpenter Freeway, Suite 700
Irving, Texas 75039

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 581-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                                           Unregistered Sales of Equity Securities.

On April 23, 2012, Digital Generation, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MediaMind Technologies Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“MediaMind”), DG Acquisition Corp. VIII, a Delaware corporation and a wholly owned subsidiary of MediaMind (“Merger Sub”) and Peer39 Inc., a Delaware corporation (“Peer39”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, the Company will (i) pay to the former stockholders of Peer39 approximately $10 million, (ii) assume a $2.3 million earn out obligation payable to certain former stockholders of Peer39 and (iii) issue to certain former stockholders of Peer39, in the aggregate, 357,143 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”).  At the effective time of the merger, Merger Sub will be merged with and into Peer39, with Peer39 surviving as a wholly-owned subsidiary of MediaMind.  The obligation of the Company, MediaMind and Merger Sub to consummate the merger is subject to customary conditions to closing.  In addition, the Merger Agreement contains customary representations and warranties and covenants.

The former stockholders of Peer39 receiving shares of Common Stock in the merger are accredited investors as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).  The Company relied on the exemption from the registration requirements of the Securities Act set forth in Section 4(2) thereof and the rules and regulations promulgated thereunder.

The Common Stock is traded on the Nasdaq Global Select Market under the symbol “DGIT”.  On April 23, 2012, the last trading day prior to the execution of the Merger Agreement, the closing price of the Common Stock reported on the Nasdaq was $9.10 per share.

Item 7.01                                           Regulation FD Disclosure.

On April 23, 2012, the Company issued a press release, which is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01              Exhibits and Financial Statements.

(d)           Exhibits

99.1     Press release, dated April 23, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2012	DIGITAL GENERATION, INC.

	By:	/s/ Omar A. Choucair
	Name:	Omar A. Choucair
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated April 23, 2012.